    As filed with the Securities and Exchange Commission on January 4, 2000
                                                     Registration No. 333-______
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        Under The Securities Act of 1933

                                   ----------

                                   eBenX, Inc.
             (Exact name of registrant as specified in its charter)

         Minnesota                                               41-1758843
 (State or other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                            Identification No.)

5500 Wayzata Boulevard, Suite 1450
     Minneapolis, Minnesota                                       55416-1241
(Address of principal executive offices)                          (Zip Code)


                      EBENX, INC. 1993 STOCK OPTION PLAN
                     EBENX, INC. 1999 STOCK INCENTIVE PLAN
                 EBENX, INC. 1999 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plans)

           Scott P. Halstead                               Copy to:
       Chief Financial Officer                        Scott A. Nicholas
             eBenX, Inc.                             Dorsey & Whitney LLP
   5500 Wayzata Boulevard, Suite 1450               Pillsbury Center South
   Minneapolis, Minnesota 55416-1241                220 South Sixth Street
(Name and address of agent for service)        Minneapolis, Minnesota 55402-1498

                                 (612) 525-2700
          (Telephone number, including area code, of agent for service)

                                     CALCULATION OF REGISTRATION FEE
=============================================================================================================
                                                   Proposed                Proposed
 Title of                                          maximum                 maximum
securities                   Amount                offering                aggregate              Amount of
   to be                     to be                 price per               offering              registration
registered                 Registered(1)           share(2)                price(2)                  fee

=============================================================================================================
Common Stock
($.01 par value)         7,181,325 shares(3)        $45                    $180,801,349            $47,732
=============================================================================================================

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plans described herein.

(2) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h)(1) and (c). The proposed maximum aggregate offering price has been calculated as follows: options to purchase 3,222,963 shares have been issued with an approximate weighted average exercise price of $.83; the exercise price with respect to 3,958,362 shares that are being registered herein but remain unissued is based upon the average of the high and low prices of the Common Stock as reported on the Nasdaq consolidated reporting system on December 30, 1999.

(3) Of these 7,181,325 shares, 3,281,325 shares are being registered under the 1993 Stock Option Plan, 3,000,000 shares are being registered under the 1999 Stock Incentive Plan, and 900,000 shares are being registered under the 1999 Employee Stock Purchase Plan.

                                    PART II.
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3.  Incorporation of Documents by Reference.

         The following documents which have been filed with the Securities and Exchange Commission (the "Commission") by eBenX, Inc. (the "Company") are incorporated herein by reference:

         (a) The Company's prospectus filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the "1933 Act"), in connection with the Registration Statement No. 333-87985 on Form S-1 filed with the Commission on September 28, 1999, together with any amendments thereto (the "Registration Statement"), in which there is set forth audited financial statements for the Company's fiscal years ended December 31, 1998 and December 31, 1997; and

         (b)      The description of the Company's Common Stock contained in
                  Item 1 of the Registration Statement on Form 8-A dated December 3, 1999, and any amendment or report filed for the purpose of updating such description filed subsequent to the date of this Registration Statement on Form S-8 and prior to the termination of the offering described herein.

         All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") subsequent to the date hereof and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities remaining unsold shall be deemed to be incorporated by reference herein and to be a part hereof from the respective dates of filing of such documents. Any statement contained herein or in a document all or part of which is incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4.  Description of Securities.

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.

         Attorneys who are both members and employees of Dorsey & Whitney LLP beneficially own 5,250 shares of Common Stock.

Item 6.  Indemnification of Directors and Officers.

         Minnesota law and the Company's bylaws provide that the Company will, subject to limitations, indemnify any person made or threatened to be made a party to a proceeding by reason of that person's former or present official capacity with the Company. The Company will indemnify such person against judgments, penalties, fines, settlements and reasonable expenses, and, subject to limitations, will pay or reimburse reasonable expenses before the final disposition of the proceeding.

         As permitted by Minnesota law, the Company's articles of incorporation provide that our directors will not be personally liable to us or our shareholders for monetary damages for a breach of fiduciary duty as a director, subject to the following exceptions: (1) any breach of the director's duty of loyalty to the Company or its shareholders; (2) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law; (3) liability for illegal distributions under section 302A.559 of the Minnesota Business Corporation Act or for civil liabilities for state securities law violations under section 80A.23 of the Minnesota statutes; (4) any transaction from which the director derived an improper personal benefit; and (5) any act or omission occurring prior to the effective date of Article VIII of the Company's articles of incorporation.

         In addition, the employment agreements with the Company's officers that are described in the prospectus filed with the Registration Statement require, to the extent permitted by law, the Company to indemnify each of these officers and to obtain directors' and officers' liability insurance coverage in such amount as the board of directors determines to be appropriate. The Company maintains a policy of directors' and officers' liability insurance that insures the Company's directors and officers against the cost of defense, settlement or payment of a judgment under certain circumstances.

Item 7.  Exemption from Registration Claimed.

         Not applicable.

Item 8.  Exhibits.

         4.1 Specimen of Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 333-87985))

         4.2 Fifth Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-87985))

         4.3 Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-87985))

         4.4      1993 Stock Option Plan

         4.5      1999 Stock Incentive Plan

         4.6      1999 Employee Stock Purchase Plan

         5.1      Opinion and Consent of Counsel

         23.1     Consent of Ernst & Young

         23.2     Consent of Counsel (included in Exhibit 5.1)

Item 9.  Undertakings.

         (a)  The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                           (i) To include any prospectus required by Section
                  10(a)(3) of the Securities Act of 1933;

                           (ii) To reflect in the prospectus any facts or events
                  arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective Registration Statement; and

                           (iii) To include any material information with
                  respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

         Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) above will not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or other controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on the 4th day of January, 2000.


                                            eBenX, Inc.

                                            By /s/ John J. Davis
                                              ----------------------------------
                                              John J. Davis
                                              CEO and President

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on the 4th day of January, 2000, by the following persons in the capacities indicated.

                Signature                           Title
                ---------                           -----

/s/ Mark W. Tierney                        Chairman and Director
-----------------------------------        (executive officer)
             Mark W. Tierney

/s/ John J. Davis                          President, Chief Executive
-----------------------------------        (principal executive officer)
              John J. Davis

/s/ Scott P. Halstead                      Chief Financial Officer and Secretary
-----------------------------------        (principal financial officer and
                                           principal accounting officer)
            Scott P. Halstead

/s/ Michael C. Bingham                     Senior Vice President,
-----------------------------------        Business Development and
           Michael C. Bingham              Director

/s/ Paul V. Barber                         Director
-----------------------------------
             Paul V. Barber

                                           Director
-----------------------------------
            James P. Bradley

                                           Director
-----------------------------------
             Daniel M. Cain

/s/ William J. Geary                       Director
-----------------------------------
            William J. Geary

/s/ John Nehra                             Director
-----------------------------------
               John Nehra

                                  EXHIBIT INDEX
                                  -------------

         4.1 Specimen of Common Stock certificate (incorporated by reference to Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 333-87985))

         4.2 Fifth Amended and Restated Articles of Incorporation of the Company (incorporated by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-87985))

         4.3 Amended and Restated Bylaws of the Company (incorporated by reference to Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-87985))

         4.4      1993 Stock Option Plan

         4.5      1999 Stock Incentive Plan

         4.6      1999 Employee Stock Purchase Plan

         5.1      Opinion and Consent of Counsel

         23.1     Consent of Ernst & Young

         23.2     Consent of Counsel (included in Exhibit 5.1)